                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 2006

                  CORPORATE PROPERTY ASSOCIATES 15 INCORPORATED
             (Exact name of registrant as specified in its charter)

               MARYLAND                      000-50249                     52-2298116
     (State or other jurisdiction           (Commission                  (IRS Employer
           of incorporation)                File Number)             Identification Number)


                   50 ROCKEFELLER PLAZA                              10020
                       NEW YORK, NY                                (Zip Code)
         (Address of principal executive offices)



                                 (212) 492-1100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF PRINCIPAL OFFICERS.


      On August 11, 2006, Richard Pinola, age 60, was appointed to the Board of Directors of Corporate Property Associates 15 Incorporated (the "registrant"). Mr. Pinola will serve as an independent director and Chairman of the Audit Committee of the Board of Directors of the registrant. Mr. Pinola was also appointed to the Board of Directors of Corporate Property Associates 16 - Global Incorporated as of the same date and has served on the Board of Directors of Corporate Property Associates 14 Incorporated since July 2006. Since February 2004 Mr. Pinola has been a principal in Eric M. Godshalk and Company, Investment Counselors, an investment advisory firm. From January 1994 through January 2004, Mr. Pinola served as Chief Executive Officer and Chairman of Right Management Consultants ("Right Management"), a global consulting firm specializing in career transition and organizational consulting services which was acquired in January 2003 by Manpower Inc. Prior to joining Right Management, from 1989 to 1991 Mr. Pinola was President and Chief Operating Officer of Penn Mutual Life Insurance Company, a diversified financial services firm. He also previously served as a certified public accountant with Price Waterhouse & Co. Mr. Pinola currently serves as a director of K-Tron International, Inc., a manufacturer of material handling equipment and systems, Kenexa Corporation, a provider of software, proprietary content, services and process outsourcing, Bankrate, Inc., an Internet financial services provider, and Nobel Learning Communities, Inc., a for-profit provider of education and educational services. Mr. Pinola also serves as a director of the Visiting Nurses Association of America, a national association for not-for-profit, community based home health organizations, King's College, a liberal arts Catholic college located in Wilkes-Barre, Pennsylvania and Reading is Fundamental, Inc., a not-for-profit literacy organization. Mr. Pinola received a B.S. in Accounting from King's College.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   CORPORATE PROPERTY ASSOCIATES 15
                                             INCORPORATED



Date: August 14, 2006              By: /s/ Mark J. DeCesaris
                                       -----------------------------------------
                                       Mark J. DeCesaris, Managing Director and
                                       Acting Chief Financial Officer